UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               FORM 8-K
                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             August 25, 1998

                       LEVEL 3 COMMUNICATIONS, INC.
            (Exact name of Registrant as specified in its charter)

  Delaware                       0-15658                    47-0210602
(State or other jurisdiction   (Commission                (I.R.S. Employer
 of incorporation)              File Number)               Identification No.)

                   3555 Farnam Street, Omaha, Nebraska  68131
             (Address of principal executive offices and zip code)

              Registrants telephone number, including area code:
                              (402) 536-3677


ITEM 4.  Changes in Registrant's Certifying  Accountant.

(a)  Information required by Item 304(a)(1) of Regulation S-K.

i) PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P. which became PricewaterhouseCoopers LLP on July 1, 1998) was dismissed as the Registrant's independent accountants effective as of the close of business on August 25, 1998.

ii) The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the registrant at December 27, 1997 and December 28, 1996, and for the three years ended December 27, 1997 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

iii) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

iv) In connection with its audits for the two most recent fiscal years and through August 25, 1998 there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in their report on the financial statements for such years.

v) During the two most recent fiscal years and through August 25, 1998 there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(b)  Information required by Item 304(a)(2) of Regulation S-K .

The Registrant engaged Arthur Andersen LLP as its new independent accountants as of August 26, 1998. During the most recent two fiscal years and through August 25, 1998, the Registrant has not consulted with Arthur Andersen LLP on items which (1) were or should have been subject to SAS 50, or (2) concerned the subject matter of a disagreement or reportable event with the Registrant's former auditor (both as set forth in Regulation S-K
Item 304(a)(2)).

The Registrant has requested that PricewaterhouseCoopers LLP provide it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of that letter dated August 31, 1998 is filed as
Exhibit 16 to this  Form 8-K.

EXHIBITS

16. Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated August 31, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 1998                      Level 3 Communications, Inc.

                                           \s\  Eric J. Mortensen
                                           ----------------------------
                                           By: Eric J. Mortensen
                                           Title: Controller (Principal
                                                  Accounting Officer)


Securities and Exchange  Commission
450 Fifth  Street, N.W.
Washington, D.C.  20549

August 31, 1998

Commissioners:

We have read the statements made by Level 3 Communications, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated August 31, 1998. We agree with the statements concerning our firm in such Form 8-K. We have no basis to agree or disagree with the Registrant's statements regarding Arthur Andersen LLP.

Very truly yours,

\s\  PricewaterhouseCoopers LLP